                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                   BSOF Master Fund L.P.

Address:                                c/o The Blackstone Group Inc.
                                        345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      06/01/2020

Name:                                   BSOF Master Fund II L.P.

Address:                                c/o The Blackstone Group Inc.
                                        345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      06/01/2020

Name:                                   Blackstone Strategic Opportunity
                                        Associates L.L.C.

Address:                                c/o The Blackstone Group Inc.
                                        345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      06/01/2020

Name:                                   Blackstone Alternative Solutions L.L.C.

Address:                                c/o The Blackstone Group Inc.
                                        345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      06/01/2020

Name:                                   Blackstone Holdings II L.P.

Address:                                c/o The Blackstone Group Inc.
                                        345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      06/01/2020

Name:                                   Blackstone Holdings I/II GP L.L.C.

Address:                                c/o The Blackstone Group Inc.
                                        345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      06/01/2020

Name:                                   The Blackstone Group Inc.

Address:                                345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      06/01/2020

Name:                                   Blackstone Group Management L.L.C.

Address:                                c/o The Blackstone Group Inc.
                                        345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      06/01/2020

Name:                                   Stephen A. Schwarzman

Address:                                c/o The Blackstone Group Inc.
                                        345 Park Avenue, 28th Floor
                                        New York, NY 10154

Date of Event Requiring Statement:      06/01/2020